Supplement, dated June 5, 2007, to the Prospectus, dated May 1, 2007 of

Tri-Continental Corporation (the “Corporation”)

On May 30, 2007, the Corporation’s stockholders approved the distribution policy (the “Distribution Policy”) described under the heading “Dividend Policy and Taxes — Proposed Distribution Policy” beginning on page 21 of the Prospectus. Stockholders are urged to review the Prospectus and the information in this Supplement for further details of the Distribution Policy.

The information under the heading “Dividend Policy and Taxes — Dividends” on page 20 of the Prospectus is replaced in its entirety with the following:

Distributions: Distributions are paid quarterly on the Preferred Stock in a fixed amount. Pursuant to the Corporation’s distribution policy described below under “Proposed Distribution Policy”, which was approved by stockholders on May 30, 2007, the Corporation will make quarterly distributions to holders of its Common Stock in a minimum amount per share equal to 2.75% of the net asset value attributable to a share of Common Stock on the last business day of the preceding calendar quarter, subject to the Board’s right to suspend, modify or terminate the distribution policy. Substantially all of the taxable net investment income and any taxable net gain realized on investments is paid to Common Stockholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements. Distributions made by the Corporation are expected to consist of net investment income and either one or both of net realized capital gains and return of capital. For further information relating to the proposed distribution policy, see “Proposed Distribution Policy,” below.

For new stockholder accounts established after June 1, 2007, unless SDC is otherwise instructed by you, distributions on the Common Stock are paid in book shares of Common Stock which are entered in your Tri-Continental account as “book credits.” You may also elect to receive distributions 75% in shares and 25% in cash, 50% in shares and 50% in cash, or 100% in cash. Any such election must be received by SDC by the record date for a distribution. If you hold your shares of Common Stock through an intermediary (such as a broker) you should contact the intermediary to discuss your reinvestment and distribution options. Elections received after a record date for a distribution will be effective in respect of the next distribution. Shares issued to you in respect of distributions will be at a price equal to the lower of: (i) the closing sale price of the Common Stock on the New York Stock Exchange on the ex-dividend date or (ii) the greater of net asset value per share of Common Stock and 95% of the closing price of the Common Stock on the New York Stock Exchange on such trading day. Distributions received by you will have the effect of reducing the net asset value of the shares of the Corporation by the amount of such distributions. If the net asset value of shares is reduced below your cost by a distribution, the distribution will be taxable as described below even though it is in effect a return of capital.

Prior to the implementation of the Corporation’s distribution policy, stockholders holding their shares directly (rather than through intermediaries such as brokers), were able to elect different payment options for capital gain payments and dividend distributions. Because future distributions may consist of both capital gain and net investment income, as well as a return of capital, the payment options have changed. In early June 2007 a letter will be mailed to stockholders holding their shares directly providing an opportunity for them to make the new elections under the Distribution Policy noted above. Stockholders who do not update their prior elections will receive future distributions as set forth below under “Default Option” until such time as they provide an updated election:

Prior Election	Default Option
• 100% of capital gain and dividend distributions reinvested in shares	• 100% of distributions will be reinvested in shares

• 100% of capital gain and dividend distributions paid in cash	• 100% of distributions will be paid in cash

• 100% of capital gain distributions reinvested in shares; 100% of dividend distributions paid in cash	• 75% of distributions will be reinvested in shares and 25% of distributions will be paid in cash

• 75% of capital gain distributions reinvested in shares and 25% paid in cash; 100% of dividend distributions reinvested in shares	• 75% of distributions will be reinvested in shares and 25% of distributions will be paid in cash

• 75% of capital gain distributions reinvested in shares and 25% paid in cash; 100% of dividends paid in cash	• 50% of distributions will be reinvested in shares and 50% of distributions will be paid in cash

The first paragraph under the heading “Investment Plans and Other Services — Method of Purchase” on page 25 of the Prospectus is replaced in its entirety with the following:

Purchases will be made by the Corporation from time to time on the New York Stock Exchange or elsewhere to satisfy cash purchase investments under the Automatic Dividend Investment and Cash Purchase Plan, tax-deferred retirement plans, and the investment plans noted above. Purchases will be suspended on any day when the closing price (or closing bid price if there were no sales) of the Common Stock on the New York Stock Exchange on the preceding trading day was higher than the net asset value per share (without adjustment for the exercise of Warrants remaining outstanding). If on the date shares are issuable to stockholders making Cash Purchase investments under the Plan (the “Issuance Date”), shares previously purchased by the Corporation are insufficient to satisfy Cash Purchase investments and on the last trading day immediately preceding the Issuance Date the closing sale or bid price of the Common Stock is lower than or the same as the net asset value per share, the Corporation will continue to purchase shares until a number of shares sufficient to cover all investments by stockholders has been purchased or the closing sale or bid price of the Common Stock becomes higher than the net asset value, in which case the Corporation will issue the necessary additional shares. If on the last trading date immediately preceding the Issuance Date, the closing sale or bid price of the Common Stock was higher than the net asset value per share, and if shares of the Common Stock previously purchased on the New York Stock Exchange or elsewhere are insufficient to satisfy Cash Purchase investments, the Corporation will issue the necessary additional shares from authorized but unissued shares of the Common Stock.

The following subsection is hereby added to page 27 of the Prospectus immediately preceding the section of the Prospectus titled “Investment Plans and Other Services — Stockholder Information”:

Limitations on Purchases and Sales under Plans

Purchases and sales of shares of the Corporation’s Common Stock through the foregoing plans (other than retirement plans) are limited to a total of 12,500 shares transacted per calendar quarter, subject to a maximum 40,000 shares per calendar year, per account (including any related accounts, e.g., those under the same social security number or tax identification number or otherwise under common control).

The Authorization Forms appearing at pages 29-31 of the Prospectus are replaced by the Authorization Forms attached to this Supplement.

The first sentence of the third paragraph on the cover page of the Prospectus is hereby deleted in its entirety and replaced with the following sentence:

This Prospectus applies to all shares of Common Stock issued under the Corporation’s various Investment Plans for which an exemption from registration under the Securities Act is not available, and to all shares of Common Stock issued upon exercise of the Corporation’s outstanding Warrants.

The second sentence of the third paragraph under the heading “Prospectus Summary” on page 4 of the Prospectus is hereby deleted in its entirety and replaced with the following sentence:

See “Investment Plans and Other Services” and “Description of Warrants.”

The last sentence of the last paragraph under the heading “Prospectus Summary” on page 5 of the Prospectus is hereby deleted in its entirety and replaced with the following sentence:

Since January 1, 1999, the first full year of the share repurchases in the open market, the Corporation has repurchased 51.8 million shares. Because the Corporation was able to acquire its shares at a discount to net asset value, such purchases for the period from January 1, 1999 to December 31, 2006 increased the Corporation’s average annual total returns on net asset value by approximately 0.9%. Assets of the Corporation used to repurchase its Common Stock are not available for investment in accordance with the Corporation’s investment objective and policies.

Tri Continental Corporation To: Seligman Data Corp. P.O. Box 9759 Providence, Rhode Island 02940-9759

AUTHORIZATION FORM

for

AUTOMATIC DIVIDEND

INVESTMENT

AND CASH PURCHASE PLAN

• AUTOMATIC DIVIDEND INVESTMENT

• AUTOMATIC INVESTMENT OF OTHER CORPORATIONS’ DIVIDENDS

• CASH PURCHASE PLAN

• AUTOMATIC CHECK SERVICE

Date:

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock registered as shown below:

ACCOUNT REGISTRATION

Stockholder’s Name (print or type)	Stockholder’s Signature*
Co-Holder’s Name	Co-Holder’s Signature*
Address (street and number)	Taxpayer Identification Number
City State Zip Code	Stockholder Account Number, if known

*	If shares are held or to be held in more than one name, all must sign, and plural pronouns will be implied in the text. In the case of co-holders, a joint tenancy with right of survivorship will be presumed unless otherwise specified.

Under penalties of perjury I certify that the number shown on this form is my correct Taxpayer Identification Number (Social Security Number) and that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding. I certify to my legal capacity to purchase or sell shares of the Corporation for my own Account, or for the Account of the organization named above. I have received a current Prospectus of the Corporation and appoint Seligman Data Corp. as my agent to act in accordance with my instructions herein.

Date	Stockholder’s Signature

I have read the Terms and Conditions of the Automatic Dividend Investment and Cash Purchase Plan and the current Prospectus, a copy of which I have received, and I wish to establish a Plan to use the Services checked below:

SERVICE(S) DESIRED

☐ Distribution Payment Options:

I wish to have my quarterly distributions paid as follows:

☐ Credited to my account in additional full and fractional shares.

☐ Credited 75% to my account in shares and 25% paid to me in cash.

☐ Credited 50% to my account in shares and 50% paid to me in cash.

☐ 100% paid to me in cash.

☐ Automatic Investment of Other Corporation’s Dividends

I intend to give orders for the payment of cash dividends from other corporations to be invested in shares of Tri-Continental Common Stock for my account.

Note: Checks in payment of dividends from other corporations should indicate your name and Tri-Continental account number. The checks should be made payable to the order of Tri-Continental Corporation and be mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

☐ Cash Purchases

I intend to send funds from time to time to be invested in shares of Tri-Continental Common Stock for my account.

Note: Your checks should indicate your name and Tri-Continental account number. Make all checks payable to Tri-Continental Corporation and mail to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

☐ Automatic Check Service

I have completed the Authorization Form to have pre-authorized checks drawn on my regular checking account at regular intervals for investment in shares of Tri-Continental Common Stock

4

Tri-Continental Corporation	AUTHORIZATION FORM for AUTOMATIC CHECK SERVICE

To start your Automatic Check Service, fill out this form and forward it with an unsigned bank check from your regular checking account (marked “void”) to:

Seligman Data Corp.

P.O. Box 9759

Providence, Rhode Island 02940-9759

Date

Gentlemen:

I own shares of Tri-Continental Corporation Common Stock, registered as shown below, which are entered in the Automatic Dividend Investment and Cash Purchase Plan.

1. Stockholder Account Number (if known)

2. AUTOMATIC CHECK SERVICE

Please arrange with my bank to draw pre-authorized checks on my regular checking account and invest $                      in shares of Tri-Continental Common Stock every:

☐ month         ☐ 3 months

I have completed the “Bank Authorization to Honor Pre-Authorized Checks” which appears below and have enclosed one of my bank checks marked “void.” I understand that my checks will be invested on the fifth day of the month and that I must remember to deduct the amount of my investment as it is made from my checking account balance.

BANK AUTHORIZATION TO HONOR PRE-AUTHORIZED CHECKS

To:
(Name of Bank)

(Address of Bank or Branch, Street, City, State and Zip)

Please honor pre-authorized checks drawn on my account by Seligman Data Corp., 100 Park Avenue, New York, NY 10017, to the order of Tri-Continental Corporation, and charge them to my checking account. Your authority to do so shall continue until you receive written notice from me revoking it. You may terminate your participation in this arrangement at any time by written notice to me. I agree that your rights with respect to each pre-authorized check shall be the same as if it were a check drawn and signed by me. I further agree that should any such check be dishonored, with or without cause, intentionally or inadvertently, you shall be held under no liability whatsoever.

Checking Account No.

Name(s) of Depositor(s)—Please Print	Signature(s) of Depositor(s)—As carried by Bank

Address (Street)	City State Zip Code

5/07

TERMS AND CONDITIONS

The Automatic Dividend Investment and Cash Purchase Plan provides Tri-Continental Common stockholders with four ways to add to their investments: 1) with Tri-Continental distributions, 2) with cash dividends from other corporations, 3) with cash payments, in any amount at any time, and 4) with cash provided by pre-authorized checks through the Automatic Check Service. A Planholder may use any or all of these Services, subject to the following terms and conditions:

1. Seligman Data Corp. (“SDC”), as Plan service agent, will maintain accounts and confirm to Planholders, as soon as practicable after each investment, the number of shares of Common Stock acquired and credited to the accounts and the cost. Tri-Continental Corporation (the “Corporation”), as purchase agent, will purchase shares for Planholders except that Automatic Dividend Investment requirements are satisfied by newly issued shares. All checks for dividends payable by other corporations or for cash purchase payments sent by Planholders for investment in additional shares of Tri-Continental Common Stock should be drawn to the order of Tri-Continental Corporation and mailed to Seligman Data Corp., P.O. Box 9766, Providence, Rhode Island 02940-9766.

2. Funds received by the Corporation for a Planholder will be combined with funds of other Planholders and those funds may be combined with funds available under the other Plans for the purchase of Tri-Continental Common Stock in order to minimize brokerage commissions on shares purchased. Shares will be purchased in accordance with the current Prospectus. Dividends from other corporations and purchase cash received from Planholders or through the Automatic Check Service will be invested at least once each 30 days.

3. Shares will be issued under the Plan in accordance with the current Prospectus.

4. No stock certificates will be delivered for shares acquired unless the Plan account is terminated or the Planholder requests their delivery by written or telephone request to SDC. The shares acquired will be held in each Planholder’s account as book credits.

5. Certificates held by a Planholder, or subsequently received, may be sent to SDC for credit to a Plan account. A certificate for any full shares held in a Plan account will be issued at a Planholder’s request. The time required to obtain a certificate to sell through a broker, or for other purposes, will be that needed to send a written or telephone request to SDC to withdraw the certificate (normally two business days) and to mail the certificate to the Planholder through the U.S. Postal Service.

6. A maximum service charge of $2.00 will be deducted before each investment is made for a Plan account. There is no charge for Automatic Dividend Investment.

7. Applications for the Automatic Check Service are subject to acceptance by the Planholder’s bank and SDC. SDC will prepare Automatic Check Service checks with the same magnetic ink numbers that are on a Planholder’s check and will arrange with the Planholder’s bank to start the Service in accordance with the Planholder’s instructions. A minimum of 30 days from the date of receipt of an application by SDC is required to contact the bank and initiate the Service. If for any reason the bank is unable to honor a pre-authorized check request, the Planholder will be notified promptly.

Shares with a market value of at least two times the amount of the authorized checks must be held as book credits for the Planholder’s account by SDC. If any check is dishonored or if the value of shares held by SDC in an account falls below the required minimum, the Service may be suspended. The Service may be reinstated upon written request by the Planholder including an indication that the cause of the interruption has been corrected.

If a Planholder’s check is not honored by the Planholder’s bank at any time, SDC is authorized to sell exactly enough full and fractional shares from the Planholder’s account to equal the amount of the dishonored check.

8. A Planholder or SDC may terminate a Plan account at any time upon notice in writing before the record date of a distribution by Tri-Continental. A Plan account will terminate automatically if the Planholder sells or transfers all of the shares in the Plan account. If a Plan account is terminated, a certificate for the full shares held may be issued and sent to the Planholder, and any fractional shares may be liquidated at the Planholder’s request. Terminating Planholders may elect to have all or part of their shares sold by the Corporation, if their shares are held in book credit form. If a Plan account is terminated between the record and payment dates of a distribution, the distribution payment will be made in cash.

9. In acting under this Plan, the Corporation and SDC will be liable only for willful misfeasance or gross negligence.

10. A Planholder may adopt or suspend one or more of the Plan Services by sending a revised Authorization Form or notice in writing to SDC. Any change relating to Automatic Dividend Investment will be effective for the distributions having a record date after the date that the change request is received by SDC.

11. All additional shares registered in a Planholder’s name which are acquired under one or more of the Plan Services or by other means will participate automatically in each of the Plan services elected.